Exhibit 10.15
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 15, 2008 (the “Effective Date”), is entered into by and among PIONEER SOUTHWEST ENERGY PARTNERS L.P., a Delaware limited partnership (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, WELLS FARGO BANK, N. A., as Syndication Agent, and BMO CAPITAL MARKETS FINANCING, INC., as Documentation Agent.
WITNESSETH:
     WHEREAS, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of October 29, 2007, as amended by that certain Amendment to Credit Agreement, dated as of December 14, 2007, as further amended by that certain Second Amendment to Credit Agreement, dated as of February 15, 2008, by and among the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent (as may be further amended or otherwise modified, the “Credit Agreement”);
     WHEREAS, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent intend to waive certain provisions of the Credit Agreement and amend certain provisions of the Credit Agreement as set forth herein.
     NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
     SECTION 2. Amendment of Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Outside Closing Date” and replacing it in its entirety with the following:
“‘Outside Closing Date’ means June 20, 2008.”
     SECTION 3. Amendment of Section 2.09 of the Credit Agreement. Section 2.09 of the Credit Agreement is hereby amended by deleting the text of sub-clause (iii) of clause (b) thereof and replacing it in its entirety with the following:
“(iii) The Borrower shall pay to the Administrative Agent, for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to, (i) for the period commencing on December 15, 2007 and ending on April 14, 2008, 50% of the Applicable Rate set forth under the column “Commitment Fee” times the Aggregate Commitments and (ii) for the period commencing on April 15, 2008 and ending on the earlier of the Closing Date or the date on which the Aggregate Commitments terminate, the Applicable Rate set forth under the column “Commitment Fee” times the Aggregate Commitments. Such commitment fee shall be payable in full upon the earlier of the Closing Date or the termination of the Aggregate Commitments.”
     SECTION 4. Representations and Warranties, Etc. To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to this Amendment:
     (a) each of the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date;
     (b) the execution, delivery and performance of this Amendment has been duly authorized by all requisite organizational action on the part of the Borrower;
     (c) the Credit Agreement and each other Loan Document constitute valid and legally binding agreements enforceable against each Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
     (d) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.
     SECTION 5. Ratification. The Borrower hereby ratifies and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Loan Documents. This Amendment is an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.
     SECTION 6. Effectiveness. This Amendment shall become effective as of the Effective Date when all of the conditions set forth in this Section have been satisfied.
     (a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent, the L/C Issuer, the Syndication Agent, the Documentation Agent and each Lender; and

     (b) The Administrative Agent shall have received (i) all reasonable documented out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents (including all reasonable documented fees, charges and disbursements of counsel to the Administrative Agent), and (ii) all other reasonable fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, in each case under either clause (i) or (ii) above, to the extent then invoiced.
     SECTION 7. Governing Law; Severability; Integration. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
     SECTION 8. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original and all of which when taken together shall constitute a single document.
     SECTION 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.06 of the Credit Agreement.
     SECTION 10. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent, the L/C Issuer, the Syndication Agent, the Documentation Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.

     SECTION 11. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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Third Amendment to Credit Agreement
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PIONEER SOUTHWEST ENERGY PARTNERS L.P. By: Pioneer Natural Resources GP LLC, its general partner
By:	/s/ Richard P. Dealy
	Name:	Richard P. Dealy
	Title:	Executive Vice President and Chief Financial Officer

Third Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Senior Vice President

Third Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Senior Vice President

Third Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as Syndication Agent and a Lender
By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Vice President

Third Amendment to Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC., as Documentation Agent and a Lender
By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

Third Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender
By:	/s/ Joseph Gyurindak
	Name:	Joseph Gyurindak
	Title:	Director

Third Amendment to Credit Agreement

CITIBANK, N.A., as a Lender
By:	/s/ Ashish Sethi
	Name:	Ashish Sethi
	Title:	Vice President

Third Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By:	/s/ Rainer Meier
	Name:	Rainer Meier
	Title:	Vice President

Third Amendment to Credit Agreement

DNB NOR BANK ASA, as a Lender
By:	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	Vice President

By:	/s/ Sanjiv Nayar
	Name:	Sanjiv Nayar
	Title:	Senior Vice President

Third Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Robert W. Traband
	Name:	Robert W. Traband
	Title:	Executive Director

Third Amendment to Credit Agreement

THE ROYAL BANK OF SCOTLAND plc, as a Lender
By:	/s/ David Slye
	Name:	David Slye
	Title:	Senior Vice President

Third Amendment to Credit Agreement

TORONTO DOMINION (TEXAS) LLC, as a Lender
By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

Third Amendment to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

By:	/s/ David B. Julie
	Name:	David B. Julie
	Title:	Associate Director Banking Products Services, US

Third Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

Third Amendment to Credit Agreement

SOCIETE GENERALE, as a Lender
By:	/s/ Elena Robciuc
	Name:	Elena Robciuc
	Title:	Director

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